DELAWARE GROUP® CASH RESERVE

Delaware Investments Ultrashort Fund (the "Fund")

Supplement to the Fund's Statement of Additional Information
 dated July 27, 2018

On November 14, 2018, the Board of Trustees of Delaware Group Cash Reserve approved a change to the investment authority of the Fund to permit investments in securities of other investment companies. This change will be effective sixty (60) days after the date of this Supplement (the "Effective Date").

On the Effective Date, the following is added to the section of the Fund's Statement of Additional Information entitled "Investment Strategies and Risks":

Investment Companies

The Fund may invest in other investment companies to the extent permitted by the 1940 Act, SEC rules and exemptions thereto.

With respect to unaffiliated funds in which a Fund may invest, Section 12(d)(1)(A) of the 1940 Act requires that, as determined immediately after a purchase is made, (i) not more than 5% of the value of the Fund's total assets will be invested in the securities of any one investment company, (ii) not more than 10% of the value of the Fund's total assets will be invested in securities of investment companies as a group, and (iii) not more than 3% of the outstanding voting stock of any one investment company will be owned by the Fund. A Fund will limit its investments in unaffiliated funds in accordance with the Section 12(d)(1)(A) limitations set forth above, except to the extent that any rules, regulations or no-action or exemptive relief under the 1940 Act permit the Fund's investments to exceed such limits in unaffiliated underlying funds. To the extent that a Fund invests in another investment company, because other investment companies pay advisory, administrative and service fees that are borne indirectly by investors, such as the Fund, there may be duplication of investment management and other fees.

Please keep this Supplement for future reference.

This Supplement is dated November 26, 2018.